Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated January 31, 2022, is by and among GOOD TIMES RESTAURANTS INC., a Nevada corporation (the “Borrower”), the Guarantors, the Lenders and CADENCE BANK, a Mississippi banking corporation (f/k/a Cadence Bank, National Association), as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated September 8, 2016 (as amended by that certain First Amendment to Credit Agreement, dated September 11, 2017, that certain Second Amendment to Credit Agreement, dated as of October 31, 2018, that certain Third Amendment to Credit Agreement, dated as of February 21, 2019, that certain Fourth Amendment to Credit Agreement, dated as of December 9, 2019, that certain Fifth Amendment to Credit Agreement dated as of January 8, 2021, that certain Sixth Amendment to Credit Agreement dated as of August 12, 2021 and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Loan Parties have requested that the Lenders make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement, in each case, subject to the terms set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1         Amendment to Section 1.01 (Existing Definitions).

(a)        The definition of “Consolidated Post-Distribution Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated Post-Distribution Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated EBITDAR for the period of four fiscal quarters of the Borrower most recently ended, minus (ii) Consolidated Taxes paid in cash during such period minus (iii) Restricted Payments (other than the Sixth Amendment Equity Repurchases and the Seventh Amendment Equity Repurchases) made in cash for such period, to (b) Consolidated Fixed Charges for the period of four fiscal quarters of the Borrower most recently ended.

(b)       The definition of “Sixth Amendment Equity Repurchases” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Sixth Amendment Equity Repurchases” means any Restricted Payment in the form of any redemption, purchase or other acquisition of Equity Interests of the Borrower or any of its Subsidiaries made by the Loan Parties from the Sixth Amendment Effective Date until October 31, 2021 in an aggregate amount not to exceed $1,500,000.

1.2         Amendments to Section 1.01 (New Definitions).

(a)       The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order therein:

“Seventh Amendment Effective Date” means January 31, 2022.

“Seventh Amendment Equity Repurchases” means any Restricted Payment in the form of any redemption, purchase or other acquisition of Equity Interests of the Borrower or any of its Subsidiaries made by the Loan Parties from the Seventh Amendment Effective Date until December 31, 2022 in an aggregate amount not to exceed $5,000,000.

1.3         Amendment to Section 7.06.

(a)        Clause (d) to Section 7.06 of the Credit Agreement is hereby amended to read as follows:

(d) the Borrower may make (i) the Sixth Amendment Equity Repurchases and (ii) the Seventh Amendment Equity Repurchases; provided, that (A) no Default or Event of Default exists or shall result therefrom, (B) the Loan Parties are in compliance with the financial  covenants set forth in Section 7.11, determined on a pro forma basis after giving effect thereto and (C) the Outstanding Amount of the Loans shall be zero.

ARTICLE II

CONDITIONS

2.1          Closing Conditions. This Amendment shall be deemed effective as of the date set forth above (the “Seventh Amendment Effective Date”) upon receipt by the Administrative Agent of the following:

(a)       a copy of this Amendment duly executed by each of the Borrower, the Guarantors, the Administrative Agent and the Lenders; and

(b)       any fees and expenses owing to the Administrative Agent (including all reasonable fees, charges and disbursements of counsel to the Administrative Agent) and the Lenders in connection with this Amendment.

ARTICLE III
MISCELLANEOUS

3.1          Amended Terms. On and after the Seventh Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

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3.2          Representations and Warranties of the Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)       Each Loan Party has all requisite power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms.

(b)       The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.

(c)       No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Loan Parties of this Amendment.

(d)       The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for those that are qualified by materiality, which are true and correct in all respects).

(e)       No event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)       The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g)       The Obligations of the Loan Parties are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3          Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document and (b) that it is responsible for the observance and full performance of its respective obligations under the Loan Documents.

3.4         Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5         Expenses. The Loan Parties agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6         Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

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3.7         Counterparts; Telecopy. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

3.8         GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.9          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

3.10        Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

a Nevada corporation

By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: President

GUARANTORS:	GOOD TIMES DRIVE THRU INC.,
a Colorado corporation

	By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: President

BD OF COLORADO LLC, a Colorado limited liability company

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its manager

By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: President

GOOD TIMES RESTAURANTS INC.

SEVENTH AMENDMENT TO CREDIT AGREEMENT

BAD DADDY’S FRANCHISE DEVELOPMENT, LLC, a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its member

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: President

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its member

By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: President

BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: President

GOOD TIMES RESTAURANTS INC.

SEVENTH AMENDMENT TO CREDIT AGREEMENT

BAD DADDY’S BURGER BAR, LLC, a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: President

BAD DADDY’S BURGER BAR OF BALLANTYNE, LLC, a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: President

BAD DADDY’S BURGER BAR OF BIRKDALE, LLC, a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: President

GOOD TIMES RESTAURANTS INC.

SEVENTH AMENDMENT TO CREDIT AGREEMENT

BAD DADDY’S BURGER BAR OF MOORESVILLE, LLC, a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC, a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC., a Nevada corporation, its sole member

By:	/s/ Ryan M. Zink
Name: Ryan M. Zink
Title: President

GOOD TIMES RESTAURANTS INC.

SEVENTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	CADENCE BANK, A MISSISSIPPI BANKING CORPORATION (f/k/a Cadence Bank, National Association)

	By:	/s/ Josh Taylor
Name: Josh Taylor
Title: Senior Vice President

LENDERS:	CADENCE BANK, A MISSISSIPPI BANKING CORPORATION (f/k/a Cadence Bank, National Association)

	By:	/s/ Josh Taylor
Name: Josh Taylor
Title: Senior Vice President

GOOD TIMES RESTAURANTS INC.

SEVENTH AMENDMENT TO CREDIT AGREEMENT